SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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TMSF HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TMSF HOLDINGS, INC.

727 West Seventh Street, Suite 850
Los Angeles, California 90017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 2, 2003
10:00 a.m. (Pacific Time)

     You are cordially invited to attend the Annual Meeting of Stockholders of TMSF Holdings, Inc., a Delaware corporation (the “Company”), to be held at its corporate headquarters located at 727 West Seventh Street, California 90017, on June 2, 2003, at 10:00 a.m. (Pacific Time).

     The Annual Meeting of Stockholders is being held for the following purposes:

1.	To elect the Board of Directors of the Company to serve for a one-year term;

2.	To approve the Company’s 2003 Stock Option, Deferred Stock and Restricted Stock Plan, which provides for 2,000,000 shares of the Company’s common stock to be authorized and reserved for issuance under the Plan;

3.	To ratify the appointment of Singer Lewak Greenbaum & Goldstein, LLP as the independent accountants of the Company for the year ending December 31, 2003; and

4.	To transact other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on May 7, 2003 as the record date for determining those stockholders who will be entitled to vote at the meeting.

     Your proxy is enclosed. You are cordially invited to attend the meeting, but if you do not expect to attend, or if you plan to attend, but desire the proxy holders to vote your shares, please date and sign your proxy and return it in the enclosed postage paid envelope. The giving of this proxy will not affect your right to vote in person in the event you find it convenient to attend. Please return the proxy promptly to avoid the expense of additional proxy solicitation.

Dated: May 9, 2003

For the Board of Directors RAYMOND ESHAGHIAN Chairman of the Board, Chief Executive Officer, President and Secretary

PROPOSAL NO. 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
PROPOSAL NO. 2 APPROVAL OF 2003 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
STOCKHOLDERS’ PROPOSALS
OTHER BUSINESS
EXHIBIT A

TMSF HOLDINGS, INC.

PROXY STATEMENT

For Annual Meeting of Stockholders to be Held
June 2, 2003, at 10:00 a.m. (Pacific Time)

Voting

     This proxy statement is delivered to you by TMSF Holdings, Inc., a Delaware corporation (the “Company”), in connection with the Annual Meeting of Stockholders to be held on June 2, 2003 at 10:00 a.m. (Pacific Time) at its corporate headquarters located at 727 West Seventh Street, Los Angeles, California 90017 (the “Meeting”). The approximate mailing date for this proxy statement and the enclosed proxy is May 14, 2003. If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares represented by the proxy will be voted for the election of the three nominees for director named herein, to approve the Company’s 2003 Stock Option, Deferred Stock and Restricted Stock Plan and to ratify the appointment of Singer Lewak Greenbaum & Goldstein, LLP (“SLGG LLP”) as the Company’s independent accountants for the year ending December 31, 2003. Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, or by attending and voting in person at the Meeting.

Solicitations

     The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made by mail. In addition, the officers and regularly engaged employees of the Company may, in a limited number of instances, solicit proxies personally or by telephone. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of common stock of the Company.

Annual Report

     The Company’s Annual Report to Stockholders for the year ended December 31, 2002, is concurrently being provided to each stockholder.

Quorum

     Holders of common stock of record at the close of business on May 7, 2003 (the “Record Date”) will be entitled to vote at the Meeting. There were 15,000,000 shares of common stock, $0.001 par value per share, outstanding at that date. Each share of common stock is entitled to one vote and the presence, in person or by proxy of holders of a majority of the outstanding shares of common stock, is necessary to constitute a quorum for the Meeting. The affirmative vote of a plurality of all of the votes cast at a Meeting at which a quorum is present is necessary for the election of each of the nominees for director. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum. The approval of the Company’s 2003 Stock Option, Deferred Stock and Restricted Stock Plan, which provides for 2,000,000 shares of the Company’s common stock to be authorized and reserved for issuance under the Plan, requires the affirmative vote of a majority of all of the shares entitled to vote thereon. For purposes of the vote on this matter, abstentions will be counted as votes cast against the proposal, whereas broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum. The affirmative vote of a majority of all votes cast at a meeting at which a quorum is present is necessary for the ratification of the appointment of SLGG LLP as the Company’s independent accountants. For purposes of the vote on this matter, abstentions will be counted as votes cast against the proposal, whereas broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum. Broker non-votes occur when a broker holding a customer’s securities in street name has not received voting instructions from the customer on certain matters.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     The Company’s directors are elected annually to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualify. The Company’s Certificate of Incorporation and Bylaws currently provide for a three member Board of Directors which may be modified by a resolution ratified by the Board’s members. The Company’s Bylaws give the Board of Directors the authority to establish, increase or decrease the number of directors. The size of the Company’s Board of Directors is currently set at three members. No proxy will be voted for more than three nominees for director.

     Unless otherwise directed by stockholders within the limits set forth in the Bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the maximum number of the following nominees, all of whom are now members of and constitute the Company’s Board of Directors. The Company is advised that all of the nominees have indicated their availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxy holders will refrain from voting for the unavailable nominee or will vote for a substitute nominee in the exercise of their best judgment.

Information Concerning Nominees

     The following table provides certain information with respect to the nominees to the Company’s Board of Directors.

Name	Age	Position

Raymond Eshaghian	33	Chairman of the Board, Chief Executive Officer, President and Secretary
H. Wayne Snavely(1)	61	Director
M. Aaron Yashouafar(1)	41	Director

(1)	Member of the Audit and Compensation Committee

     Raymond Eshaghian has served as the Company’s Chief Executive Officer, President and Chairman of the Board since October 2002. From July 1995 to October 2002, Mr. Eshaghian served as President of The Mortgage Store Financial, Inc., and from September 1992 to October 2002, he served as a member of its Board of Directors. Mr. Eshaghian also served as Vice President of The Mortgage Store Financial, Inc. from May 1994 to July 1995.

     H. Wayne Snavely has served as a member of the Company’s Board of Directors since October 2002. Mr. Snavely served as the Chairman of the Board and Chief Executive Officer of Imperial Credit Industries, Inc. from December 1991 to August 2001. Mr. Snavely also served as President of Imperial Credit Industries, Inc. from February 1996 to August 2001. Mr. Snavely served as a member of the Board of Directors of Imperial Bank from 1975 to 1983 and from 1993 to 1998. Mr. Snavely currently serves on the Board of Visitors of the Graduate School of Business Management at Pepperdine University.

     M. Aaron Yashouafar has served as a member of the Company’s Board of Directors since October 2002. Mr. Yashouafar is an owner of Milbank Real Estate Services, Inc., a commercial real estate investment and management company in Los Angeles, California, and he has served as its Chief Executive Officer since 2000. Prior to becoming its Chief Executive Officer, Mr. Yashouafar served as Executive Vice President of Milbank Real Estate Services from 1993 to 2000. Additionally, Mr. Yashouafar served as Vice President of Supreme Property Management Company from 1983 to 1993. M. Aaron Yashouafar graduated from California State University at Northridge in 1982 with a degree in Business Administration.

Compensation of Directors

     The Company does not pay its non-employee directors any annual compensation for their services or for attendance at Board or committee meetings. Non-employee directors are reimbursed for reasonable costs and expenses incurred for attending any director or committee meetings. However, the Company paid H. Wayne Snavely consulting fees of $35,000 in 2002. Officers of the Company who are members of the Board of Directors are not paid any director’s fees.

Committees and Attendance at Board Meetings

     Two meetings of the Board of Directors were held in 2002. Each director attended both meetings.

     The Audit Committee, established by the Board of Directors on November 1, 2002, reviews the scope of auditing activities performed by the Company’s independent accountants. The purpose of the Audit Committee is to recommend engagement of the Company’s independent auditors, to approve the services performed by such auditors, to consult with such auditors and review with them the results of their examination, to review and approve any material accounting policy changes affecting the Company’s operating results and to review the Company’s control procedures and personnel. As an issuer whose common stock is quoted on the OTC Bulletin Board, the Company is not required to satisfy the listing standards of the New York Stock Exchange, the American Stock Exchange or Nasdaq, including the requirements regarding independence of audit committee members. Of the two members of the Audit Committee, only H. Wayne Snavely is independent as defined by the NASD’s listing standards. The Audit Committee did not meet during 2002.

     The Compensation Committee was established by the Board of Directors on November 1, 2002. The purpose of the Compensation Committee is to review and approve the compensation benefits and severance arrangements for the Company’s officers and other employees, administer the Company’s stock option and stock purchase plans and make recommendations to the Board of Directors regarding such matters. The Compensation Committee did not meet during 2002; however, Raymond Eshaghian, the Company’s Chairman of the Board, Chief Executive Officer, President and Secretary, reviewed the compensation of the executive officers for 2002. The executive compensation for 2002 was discussed with and approved by the Company’s Board of Directors, including the two non-employee directors, H. Wayne Snavely and M. Aaron Yashouafar. See “Certain Relationships and Related Transactions.”

Executive Officers

     The following table sets forth certain information with respect to the executive officer of the Company who is not also a director. For information concerning Raymond Eshaghian, see “Election of Directors — Information Concerning Nominees.”

Name	Age	Position

Masoud Najand	49	Chief Financial Officer

     Masoud Najand has served as the Company’s Chief Financial Officer since October 2002. Mr. Najand has served as the Controller of The Mortgage Store Financial, Inc. since January 2000, and from March 1997 to January 2000, he was a consultant of The Mortgage Store Financial, Inc.

     There are no family relationships between any of the directors or executive officers of the Company.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation earned by (i) the Company’s Chief Executive Officer, (ii) the Company’s former President who served in such capacity until October 2002 when The Mortgage Store Financial, Inc. (“The Mortgage Store”) became a wholly-owned subsidiary of the Company (the “Reorganization”) and (iii) each of the other executive officers whose annual salary and bonus during 2000, 2001 and 2002 exceeded $100,000 (the “Named Executive Officers”).

     Summary Compensation Table

		Annual Compensation			Long-Term Compensation

					Awards	Payouts

				Other Annual
Name and Principal		Salary		Compensation	Restricted	All Other
Position	Year	($)	Bonus ($)	($)	Stock Award	Compensation ($)

Raymond Eshaghian(1)	2002	250,000	125,000	—	—	13,060	(4)
Chairman of the Board,	2001	250,000	144,487	—	—	11,820	(4)
Chief Executive Officer,	2000	200,000	6,037	—	—	8,884	(4)
President and Secretary
Travis T. Jenson(2)	2002	—	—	—	0	—
President	2002	—	—	—	0	—
	2001	—	—	—	35,000 (6)	—
Masoud Najand(3)	2002	96,000	30,500	—	—	—
Chief Financial Officer	2001	89,561	39,000	—	—	—

(1)	Mr. Eshaghian has served as the Chairman of the Board, Chief Executive Officer, President and Secretary of the Company since October 2002 when the Reorganization was completed. Prior to the completion of the Reorganization, Mr. Eshaghian served as President of The Mortgage Store. See “Certain Relationships and Related Transactions—The Mortgage Store.” Mr. Eshaghian’s compensation is reported in the table with respect to his positions at both the Company and The Mortgage Store for the years ended December 31, 2002, 2001 and 2000.

(2)	Mr. Jenson served as President of the Company prior to the completion of the Reorganization. Following the completion of the Reorganization, the Company’s Board of Directors elected to change its fiscal year, and beginning on December 21, 2002, the Company’s fiscal year-end changed from July 31 to December 31. Mr. Jenson’s compensation is reported in the table with respect to his position at the Company for the five months ended December 31, 2002 and the years ended July 31, 2002 and 2001.

(3)	Mr. Najand has served as the Chief Financial Officer of the Company since October 2002 when the Reorganization was completed. Prior to the completion of the Reorganization, Mr. Najand served as Controller of The Mortgage Store, which he joined in January 2001. Mr. Najand’s compensation is reported in the table with respect to his positions at both the Company and The Mortgage Store for the years ended December 31, 2002 and 2001.

(4)	Represents life insurance payments.

(5)	Represents car allowance.

(6)	Represents 35,000 shares of the Company’s common stock that were cancelled in the Reorganization.

Stock Option Plan

     As of January 30, 2003, the Company’s Board of Directors adopted the 2003 Stock Option, Deferred Stock and Restricted Stock Plan ( the “Plan”), which provides for the grant of qualified incentive stock options (“ISOs”) that meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), stock options not so qualified (“NQSOs”), deferred stock and restricted stock awards (“Awards”). The Plan may be administered by either the Board of Directors or a committee of directors appointed by the Board of Directors (the “Committee”). ISOs may be granted to the officers and key employees of the Company or any of its subsidiaries. The exercise price for any ISO granted under the Plan may not be less than 100% (or 110% in the case of ISOs granted to an employee who is deemed to own in excess of 10% of the outstanding shares of the Company’s common stock) of the fair market value of the shares of the Company’s common stock at the time the option is granted. The exercise price for any NQSO granted under the Plan may not be less than 85% of the fair market value of the shares of the Company’s common stock at the time the option is granted. The purpose of the Plan is to provide a means of performance-based compensation in order to attract and retain qualified personnel and to provide an incentive to those whose job performance affects the Company.

     The Plan authorizes the grant of options to purchase, and Awards of, an aggregate of up to 2,000,000 shares of the Company’s common stock. The number of shares reserved for issuance under the Plan is subject to anti-dilution provisions for stock splits, stock dividends and similar events. If an option granted under the Plan expires or terminates, or an Award is forfeited, the shares subject to any unexercised portion of such option or Award will again become available for the issuance of further options or Awards under the Plan.

     Under the Plan, the Company may make loans available to stock option holders, subject to the Committee’s approval, in connection with the exercise of stock options granted under the Plan. If shares of the Company’s common stock are pledged as collateral for such indebtedness, such shares may be returned to the Company in satisfaction of such indebtedness. If so returned, such shares shall again be available for issuance in connection with future stock options and Awards under the Plan.

     No options or Awards may be granted under the Plan after January 30, 2013, provided that the Company’s Board of Directors does not otherwise amend or terminate the Plan prior to such date.

     Options granted under the Plan will become exercisable according to the terms of the grant made by the Board of Directors or the Committee. Awards will be subject to the terms and restrictions of the award made by the Board of Directors or the Committee. The Board of Directors and the Committee have discretionary authority to select participants from among eligible persons and to determine at the time an option or Award is granted, and in the case of options, whether it is intended to be an ISO or a NQSO, and when and in what increments shares covered by the option may be purchased. Under current law, ISOs may not be granted to any individual who is not also an officer or employee of the Company or any subsidiary.

     The exercise price of any option granted under the Plan is payable in full (i) in cash, (ii) by surrender of shares of the Company’s common stock already owned by the option holder having a market value equal to the aggregate exercise price of all shares to be purchased, (iii) by cancellation of indebtedness owed by the Company to the option holder, (iv) by a full recourse promissory note executed by the option holder, (v) by arrangement with a broker or (vi) by any combination of the foregoing. The terms of any promissory note may be changed from time to time by the Board of Directors to comply with applicable Internal Revenue Service or Securities and Exchange Commission regulations or other relevant pronouncements.

     The Board of Directors may from time to time revise or amend the Plan and may suspend or discontinue it at any time. However, no such revision or amendment may impair the rights of any participant under any outstanding stock option or Awards without such participant’s consent or may, without stockholder approval, increase the number of shares subject to the Plan or decrease the exercise price of a stock option to less than 100% of fair market value on the date of grant (with the exception of adjustments resulting from changes in capitalization), materially modify the class of participants eligible to receive options or Awards under the Plan, materially increase the benefits accruing to participants under the Plan or extend the maximum option term under the Plan.

     In the event of a change of control, all outstanding stock options and Awards will fully vest and any indebtedness incurred in connection with the Plan will be forgiven. A “change of control” occurs when (i) any person becomes the beneficial owner, directly or indirectly, of 50 percent or more of the combined voting power of the Company’s securities, (ii) during any consecutive two-year period, individuals who at the beginning of such period constitute the Board of Directors, and any new director, with certain exceptions, who was approved by at least two-thirds of the directors still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors, (iii) in some circumstances, the stockholders approve a merger or consolidation, or (iv) the stockholders approve the complete liquidation, sale or disposition of all or substantially all of the Company’s assets.

     As of April 30, 2003, no options to purchase shares of the Company’s common stock had been granted or were outstanding under the Plan. The Company has 2,000,000 shares of its common stock underlying options available for grant under the Plan.

Options Granted in 2002

     The Company did not grant stock options to any of the Named Executive Officers during the year ending December 31, 2002.

Aggregated Option Exercises in 2002 and 2002 Year-End Option Values

     As of December 31, 2002, there were no outstanding stock options held by any of the Named Executive Officers, and the Named Executive Officers did not exercise any stock options during the year ending December 31, 2002.

Securities Authorized for Issuance Under Equity Compensation Plans

     As of December 31, 2002, the Company had not adopted any equity compensation plans (including individual compensation arrangements), whether or not approved by its stockholders, pursuant to which equity securities of the Company are authorized for issuance.

REPORT OF THE AUDIT COMMITTEE

     Typically, the Audit Committee of the Company’s Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls; however, the Audit Committee; however, the Audit Committee was not established until November 1, 2002, and there were no meetings of the Audit Committee during the remainder of 2002.

     Company management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The responsibility of the Audit Committee or the Board of Directors is to monitor and oversee these processes.

     In connection with these responsibilities, the Board of Directors communicated with Company management and the independent auditors to review and discuss the December 31, 2002 financial statements. The Board of Directors also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as may be modified or supplemented. The Board of Directors also received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) which requires the written disclosure of all relationships between the Company and its independent auditors that, in the independent auditor’s professional judgment, may reasonably be thought to bear on independence and confirmation that, in its professional judgment, it is independent of the company that it is auditing.

     During the fiscal year ended December 31, 2002, the Company retained Singer Lewak Greenbaum & Goldstein, LLP as independent auditors and paid the following fees for services rendered:

Audit Fees	Audit Related Fees	Tax Fees	All Other Fees

$76,198	$1,826	$0	$0

     The Board of Directors has reviewed the non-audit fees described below and has concluded that the amount and nature of those fees is compatible with maintaining independent auditor’s independence.

     Based on the Board’s discussions with Company management, review of the independent auditor’s letter and discussions with the independent auditors, the Board of Directors recommends the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Respectfully submitted, Raymond Eshaghian H. Wayne Snavely M. Aaron Yashouafar

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company’s common stock as of the Record Date by (i) each person known to the Company to beneficially own more than five percent of the Company’s common stock, (ii) each director, (iii) the Company’s executive officers, and (iv) all directors and executive officers as a group.

     The percentage ownership is calculated using 15,000,000 shares of the Company’s common stock that were outstanding as of May 7, 2003. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the securities, or the right to acquire voting or investment power within 60 days through the exercise of an option, warrant or right, through the conversion of a security, or through the power to revoke a trust. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares of common stock set forth opposite such person’s name. The address of each of such persons listed below is c/o: TMSF Holdings, Inc., 727 Seventh Street, Suite 850, Los Angeles, CA 90017.

	Number of Shares		Percentage of Shares
Name of Beneficial Owner	Beneficially Owned		Beneficially Owned

Raymond Eshaghian	9,500,000		63.3%
M. Aaron Yashouafar	2,000,000	(1)	13.3
H. Wayne Snavely	—		—
Masoud Najand	—		—
Solayman Yashouafar	1,790,000	(2)	11.9
H. Joseph Nourmand	1,070,000	(3)	7.1
All directors and officers as a group (4 persons)	11,500,000		76.7

(1)	Mr. Yashouafar directly owns 1,720,000 shares and beneficially owns an additional 280,000 shares held by four minor children, all of whom share the same household with him.

(2)	Mr. Yashouafar directly owns 1,720,000 shares and beneficially owns an additional 70,000 shares held by one minor child who shares the same household with him.

(3)	Mr. Nourmand directly owns 535,000 shares and beneficially owns an additional 465,000 shares held by his wife, Doris Nourmand, 35,000 shares held by one minor daughter and 35,000 shares held by another minor daughter, all of whom share the same household. Under the rules of the Securities and Exchange Commission, Ms. Nourmand also beneficially owns the same 1,070,000 shares of our common stock

     As of May 7, 2003, Raymond Eshaghian beneficially owns approximately 63.3% of the voting power of the Company’s common stock. By virtue of this stock ownership, Mr. Eshaghian may be deemed to be a “control person” of the Company within the meaning of the rules and regulations promulgated under the Securities Act of 1933, as amended. Mr. Eshaghian has the right to elect the majority of the members of the Company’s Board of Directors, and he has the ability to significantly control the outcome of matters for which the consent of the holders of the majority of the outstanding shares of the Company’s common stock is required.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Mortgage Store

     The Mortgage Store is a wholly-owned subsidiary of the Company, which is a holding company. The Company and The Mortgage Store have interlocking executive positions and share common ownership. As of May 7, 2003, Raymond Eshaghian, the Company’s Chairman of the Board, Chief Executive Officer, President and Secretary, and The Mortgage Store’s President, beneficially owns 63.3% of the outstanding shares of the Company’s common stock. See “Security Ownership of Certain Beneficial Owners and Management.”

Related Party Transactions

     Raymond Eshaghian’s father is the owner of TNC Investment Corp., which provides consulting services to the Company. The Company paid $50,000 and $30,000 to TNC Investment Corp. for consulting services that were provided to the Company in 2001 and 2002, respectively. Raymond Eshaghian is the owner of Cobyco Corp., which provides marketing services to the Company. The Company paid $62,000 and $130,000 to Cobyco Corp. for marketing services that were provided to the Company in 2001 and 2002, respectively. M. Aaron Yashouafar, who is a member of the Company’s Board of Directors, is the owner of a business entity that provides consulting services to the Company. The Company paid $66,250 to Mr. Yashouafar’s business entity for marketing services that were provided to the Company in 2002.

     In September 2002, a partnership owned by M. Aaron Yashouafar was sold and issued 500 shares of The Mortgage Store’s Series C preferred stock at a price of $1,000 per share in a private offering, and another partnership owned by his brother, Solyman Yashouafar, was sold and issued 500 shares of The Mortgage Store’s Series C preferred stock at a price of $1,000 per share in the private offering. In September and October 2002, each partnership was paid dividends in the aggregate amount of $10,000 on the shares of preferred stock then held. In October 2002, The Mortgage Store redeemed the 1,000 shares of Series C preferred stock in exchange for two $500,000 promissory notes, one note issued to each of the partnerships. In addition, a lending company owned by M. Aaron Yashouafar and Solyman Yashouafar held a $1,000,000 promissory note previously issued by The Mortgage Store. Following the Reorganization, the three promissory notes in the aggregate amount of $2,000,000 were exchanged for shares of the Company’s common stock at a price of $0.60 per share in a private offering in November 2002. See “Certain Relationships and Related Transactions—Private Placement.” As a result, M. Aaron Yashouafar beneficially owns 2,000,000 shares of the Company’s common stock, and Solyman Yashouafar beneficially owns 1,790,000 shares of the Company’s common stock.

     The Company has entered into a consulting agreement with H. Wayne Snavely, a member of the Company’s Board of Directors. See “Election of Directors—Compensation of Directors.”

Lease Agreement

     In October 2002, the Company began leasing its corporate offices from Milbank Real Estate Services, Inc., a commercial real estate investment and management company that is owned in part by M. Aaron Yashouafar, who is a member of the Company’s Board of Director. The Company paid approximately $50,000 to Milbank Real Estate Services for the lease of its corporate offices during the three months ending December 31, 2002. The lease, which expires in 2007, provides for future lease payments of approximately $1.1 million during the term of the lease.

Private Placement

     On November 29, 2002, an aggregate of 5,000,000 shares of the Company’s common stock, par value $0.001, was sold and issued at a price of $0.60 per share in a private offering to four accredited investors pursuant to Regulation D of the Securities Act of 1933 in exchange for $2,000,000 principal amount of notes that was previously issued by The Mortgage Store to affiliates of the investors and a cash payment of $1,000,000.

     M. Aaron Yashouafar, a member of the Company’s Board of Directors, participated in this private offering and, as a result, he beneficially owns 2,000,000 shares of the Company’s common stock.

Registration of Shares

     The Company has agreed to register 14,500,000 shares of its outstanding common stock, which includes 9,500,000 shares issued to Raymond Eshaghian, as well as the 5,000,000 shares issued pursuant to the private placement in November 2002, of which 2,000,000 are beneficially owned by M. Aaron Yashouafar.

COMPLIANCE WITH SECTION 16(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of the common stock of the Company. Such persons are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year which ended December 31, 2002, all Section 16(a) filing requirements applicable to the Company’s executive officers, directors and greater than ten percent stockholders were satisfied by such persons, except that Solyman Yashouafar filed one report one day late with respect to one transaction.

PROPOSAL NO. 2

APPROVAL OF 2003 STOCK OPTION, DEFERRED
STOCK AND RESTRICTED STOCK PLAN

     The stockholders are being asked to vote on a proposal to approve the Company’s 2003 Stock Option, Deferred Stock and Restricted Stock Plan (the “Plan”), which provides for 2,000,000 shares of the Company’s common stock to be authorized and reserved for issuance under the Plan. The Plan was adopted by the Board of Directors on January 30, 2003, subject to stockholder approval. The Company’s Board of Directors believes it is in the best interests of the Company to approve the Plan so that the Company can attract and retain the services of those persons essential to the Company’s growth and financial success.

SUMMARY OF STOCK OPTION PLAN

     For a description of the material terms and conditions of the Plan, please see “Executive Compensation — Stock Option Plan.” The full text of the Plan is attached as Exhibit A to this Proxy Statement.

FEDERAL INCOME TAX CONSEQUENCES

Incentive Stock Options

     There is no taxable income to an employee of the Company when an incentive stock option is granted or when that option is exercised; however, generally the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be included in the optionee’s alternative minimum taxable income upon exercise. If the shares of the Company’s common stock received upon exercise of the incentive stock option are disposed of in the same year the option was exercised, and the amount realized is less than the common stock’s fair market value at the time of exercise, the amount includable in the alternative minimum taxable income will be the amount realized upon the sale or exchange of the shares, less the optionee’s basis in the shares of common stock. Gain realized by an optionee upon the sale of shares of the Company’s common stock issued upon exercise of an incentive stock option is taxable as long — term capital gain, in accordance with the applicable holding periods, and no tax deduction is available to the Company, unless the optionee disposed of the shares of common stock of the Company within two years after the date of grant of the option or within one year after the date of exercise. In such event, the difference between the option exercise price and the fair market value of the Company’s common stock on the date of the optionee’s exercise will be taxed at ordinary income rates, and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction to the extent the optionee must recognize ordinary income.

Nonqualified Stock Options

     The recipient of a nonqualified stock option will not realize taxable income upon the grant of the option, nor will the Company be entitled to take any deduction. Upon the exercise of a nonqualified stock option, the optionee will realize ordinary income and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction in an amount equal to the difference between the option exercise price and the fair market value of the Company’s common stock on the date of exercise. The Company may be required to withhold taxes on the ordinary income realized by an optionee upon exercise of nonqualified stock options in order to be entitled to the tax deduction. An optionee’s basis for the shares of the Company’s common stock for purposes of determining gain or loss on any subsequent disposition of the shares generally will be the fair market value of the common stock on the date of exercise of the nonqualified stock options.

Restricted Stock

     The receipt of restricted stock will not cause a recipient to realize taxable income until the expiration of any repurchase rights retained by the Company with respect to such stock, unless the recipient makes an election under Section 83(b) of the Code to be taxed as of the date of such purchase. If no repurchase rights are retained or if a Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the difference between the purchase price paid for the shares of the Company’s common stock and the fair market value of such shares on the date of purchase. If no Section 83(b) election is made or if repurchase rights are retained, the recipient will realize taxable income on each date that the recipient’s ownership rights vest (when the Company no longer has the right to repurchase all or a portion of the shares). The recipient will recognize ordinary income, and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction on each date shares of the Company’s common stock vest in an amount equal to the excess of the fair market value of such shares on that date over the purchase price paid for such shares. However, if the recipient is subject to Section 16(b) of the Exchange Act and if no Section 83(b) election was made at the time of purchase, the date that ordinary income is recognized for shares which vest within six months of purchase dates shall be deferred to six months from the date of purchase.

     The foregoing summary is not a complete description of the U.S. federal income tax aspects of the Plan. Moreover, the foregoing summary relates only to federal income taxes; there may also be federal estate and gift tax consequences associated with the Plan, as well as foreign, state and local tax consequences.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     For the 2002 fiscal year, SLGG LLP provided audit services that included examination of the Company’s annual consolidated financial statements. Upon the review and internal discussions of the Company’s Board of Directors, the Company’s Board of Directors has selected SLGG LLP to provide audit services to the Company and its subsidiaries for the fiscal year ending December 31, 2003. The stockholders are being requested to ratify such selection at the Annual Meeting of Stockholders. A representative of SLGG LLP will attend the Annual Meeting to make any statements he or she may desire and to respond to appropriate stockholder questions.

STOCKHOLDERS’ PROPOSALS

     Under the Company’s bylaws, nominations for a director may be made only by or at the direction of the Board of Directors or by a stockholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Company’s bylaws (i) not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, or (ii) with respect to an election to be held at a special meeting for the election of directors, not later than the close of business on the 10th day following the day on which notice of the date of the special meeting was mailed to stockholders as provided in the Company’s bylaws or public disclosure of the date of the special meeting was made, whichever first occurs.

     The Company’s bylaws also provide only such business shall be conducted as shall have been properly brought before the annual meeting of stockholders. To be properly brought before the annual meeting of stockholders, business must be specified in the notice of meeting or as otherwise brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder entitled to vote at such meeting and who complies with the notice procedures set forth in the Company’s bylaws not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Stockholders who wish to submit a proposal for consideration at the Company’s 2004 annual meeting of stockholders, but who do not wish to submit a proposal for inclusion in the Company’s proxy statement, must deliver a copy of their proposal no later than March 2, 2004.

     These requirements are separate and apart from and in addition to the requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s Proxy Statement under Rule 14a-8 of the Exchange Act. Stockholders are hereby notified that if they wish a proposal to be included in the Company’s Proxy Statement and form of proxy relating to the 2004 annual meeting of stockholders, they must deliver a written copy of their proposal no later than January 7, 2004. Such proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act, in order to be included in the Company’s proxy materials.

     In either case, proposals should be delivered to 727 West Seventh Street Suite 850 Los Angeles CA 90017, Attention: Assistant Secretary. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail return receipt requested.

OTHER BUSINESS

     The Board of Directors does not know of any other matter to be acted upon at the meeting. However, if any other matter shall properly come before the meeting, the proxy holders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

BY ORDER OF THE BOARD OF DIRECTORS Vahe Avanessian, Assistant Secretary

Dated: May 9, 2003
Los Angeles, California

EXHIBIT A

TMSF HOLDINGS, INC.

2003 STOCK OPTION, DEFERRED STOCK
AND
RESTRICTED STOCK PLAN

Section 1. General Purpose of Plan; Definitions.

     (a)  This plan is intended to implement and govern the 2003 Stock Option, Deferred Stock and Restricted Stock Plan (the “Plan”) of TMSF Holdings, Inc., a Delaware corporation (the “Company”). The Plan was adopted by the Board of Directors of the Company as of January 30, 2003 and by the stockholders of the Company as of      , 2003. The purpose of the Plan is to enable the Company to obtain and retain competent personnel who will contribute to the Company’s success by their ability, ingenuity and industry, and to provide incentives to such personnel and members that are linked directly to increases in stockholder value, and will therefore, inure to the benefit of all stockholders of the Company.

     (b)  For purposes of the Plan, the following terms shall be defined as set forth below:

          (1) “Administrator” means the Board, or if the Board does not administer the Plan, the Committee, in accordance with Section 2.

          (2) “Award” means any award of Deferred Stock, Restricted Stock or Stock Option.

          (3) “Board” means the Board of Directors of the Company.

          (4) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          (5) “Commission” means the Securities and Exchange Commission.

          (6) “Committee” means the Compensation Committee of the Board, or any other Committee the Board may appoint to administer the Plan. If at any time the Board shall administer the Plan, then the functions of the Committee specified in the Plan shall be exercised by the Board.

          (7) “Company” means TMSF Holdings, Inc., a corporation organized under the laws of Delaware (or any successor corporation) and any parent corporation within the meaning of Section 425(e) of the Code, any subsidiary corporation with the meaning of Section 425(f) of the Code or any majority-owned subsidiary of a parent corporation.

          (8) “Deferred Stock” means an award made pursuant to Section 6 below of the right to receive Stock at the end of a specified deferral period.

          (9) “Disability” means, except as otherwise provided by the Administrator and except in connection with exercise of an Incentive Stock Option whereby disability shall have the meaning set forth in Section 22(e)(3) of the Code, permanent and total disability as determined under the Company’s disability program or policy, or if such disability program or policy does not exist, then any disability that renders Participant unable to serve the Company in the capacity for which such Participant served immediately prior to such disability.

          (10) “Effective Date” shall mean the date provided pursuant to Section 15.

          (11) “Eligible Person” means an employee, director, consultant or advisor of the Company eligible to participate in the Plan pursuant to Section 4.

          (12) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          (13) “Fair Market Value” means, as of any given date, with respect to any Awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sales price of the Stock on such date, or (B) the average of the closing sales price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, or (C) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

          (14) “Incentive Stock Option” means any Stock option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

          (15) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

          (16) “Participant” means any Eligible Person selected by the Administrator pursuant to the Administrator’s authority in Section 2 below to receive Awards.

          (17) “Restricted Period” means the period set by the Administrator as it pertains to Deferred Stock or Restricted Stock awards pursuant to Section 6.

          (18) “Restricted Stock” means an award of shares of Stock granted pursuant to Section 6 subject to restrictions that will lapse with the passage of time or upon the attainment of performance objectives.

          (19) “Securities Act” means the Securities Act of 1933, as amended.

          (20) “Stock” means the common stock, $.001 par value, of the Company.

          (21) “Stock Option” means an option to purchase shares of Stock granted pursuant to Section 5.

Section 2. Administration.

     (a)  The Plan shall be administered by the Board or by a Committee appointed by the Board, which shall serve at the pleasure of the Board; provided, however, that if the Stock is registered under Section 12 of the Securities Act and if the Committee does not consist solely of “Non-Employee Directors,” as defined in Rule 16b-3 as promulgated by the Commission under the Exchange Act, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission, then the Plan shall be administered, and each grant shall be approved, by the Board.

     (b)  The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan: (i) Stock Options, (ii) Deferred Stock, (iii) Restricted Stock, or (iv) any combination of the foregoing.

     In particular, the Administrator shall have the authority:

          (1) to select those employees of the Company who are Eligible Persons;

          (2) to determine whether and to what extent Stock Options, Deferred Stock, Restricted Stock or a combination of the foregoing, are to be granted to Eligible Persons of the Company;

          (3) to determine the number of shares of Stock to be covered by each such Award;

          (4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any such Award including, but not limited to, (i) the restricted period applicable to Deferred Stock or Restricted Stock awards, (ii) the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock shall lapse during such period, and (iii) when and in what increments shares covered by Stock Options may be purchased, subject to applicable rules and regulations and restrictions set forth herein; and

          (5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Deferred Stock, Restricted Stock or any combination of the foregoing.

     (c)  The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     (d)  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

Section 3. Stock Subject to Plan.

     (a)  The total number of shares of Stock reserved and available for issuance under the Plan shall be 2,000,000 shares. Such shares shall consist of authorized but unissued shares.

     (b)  To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised or (ii) any shares of Stock subject to any Deferred Stock or Restricted Stock award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future Awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future Awards under the Plan. If the exercise price of any Stock Option award, or the withholding obligation arising from a Stock Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery of by attestation), only the number of shares of Stock issued, not of the shares of Stock tendered, shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

     (c)  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split or other change in corporate structure affecting the Stock, an appropriate substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and option price of shares subject to outstanding Awards granted under the Plan as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion; provided, however, that with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

Section 4. Eligibility.

     Officers, employees and directors of, and consultants and advisors providing services to, the Company shall be eligible to be granted Non-Qualified Stock Options, Deferred Stock or Restricted Stock awards hereunder. Officers and other key employees of the Company shall also be eligible to be granted Incentive Stock Options hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Persons recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each Award.

Section 5. Stock Options for Eligible Persons.

     (a)  Stock Options may be granted to Eligible Persons alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder. The prospective recipient of a Stock Option shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a “Stock Option Agreement” and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the Award date.

The Stock Options granted under the Plan to Eligible Persons may be of two types: (x) Incentive Stock Options and (y) Non-Qualified Stock Options.

     (b)  The Administrator shall have the authority under this Section 5 to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options; provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

     (c)  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall, in its sole discretion, deem desirable:

          (i) Option Price. The option price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Administrator, in its sole discretion, at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock, if any. The option price per share of Stock purchasable under a Non-Qualified Stock Option may be less than 100% of such Fair Market Value, but in no event less than 85% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and a Stock Option is granted to such employee, the option price of such Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Stock Option is granted.

          (ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

          (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option. With respect to Stock Options issued to non-officer employees of the

Company, such Stock Options shall vest at least 20% per year over the five-year period commencing from the date of grant. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine in its sole discretion.

          (iv) Method of Exercise. Subject to Subsection 5(c)(iii), Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its cash equivalent, as determined by the Administrator. The Administrator may, in its sole discretion, accept payment in whole or in part on behalf of the Company (i) in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder (based, in each case, on the Fair Market Value of the Stock), (ii) by cancellation of any indebtedness owed by the Company to the optionee, (iii) by a full recourse promissory note executed by the optionee, (iv) by requesting that the Company withhold whole shares of Common Stock then issuable upon exercise of the Stock Option (based on the Fair Market Value of the Stock), (v) by arrangement with a broker which is acceptable to the Administrator where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the shares underlying the option to the Company, or (vi) by any combination of the foregoing; provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

     (d)  The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this paragraph and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder’s termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven (7) years. Unless the Administrator determines otherwise, when a loan is made, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

     (e)  No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution. Incentive Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

     (f)  If an optionee’s employment with the Company terminates by reason of death or Disability, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the optionee, by the legal representative of the estate of the optionee, or by the legatee of the optionee under the will of the optionee, for a period of at least six (6) months from the date of such death or Disability. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

     (g)  Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if an optionee’s employment with the Company terminates for any reason other than death or Disability (except for termination for cause as defined by applicable law), the optionee must exercise his or her Stock Options, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), within thirty (30) days from the date of such termination. If the optionee does not exercise his or her Stock Options within this thirty (30) day period, the Stock Options automatically terminate, and such Stock Options become null and void.

     (h)  If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted to an optionee under this Plan and all other plans of the Company become exercisable for the first time by the optionee during any calendar year exceeds $100,000, then such Stock Options shall be treated as Non-Qualified Stock Options to the extent such exceeds $100,000.

Section 6. Deferred Stock and Restricted Stock.

     (a)  Deferred Stock and Restricted Stock awards may be issued to Eligible Persons either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Persons, and the time or times at which grants of Deferred Stock or

Restricted Stock awards shall be made; the number of shares to be awarded; the price to be paid by the recipient of Deferred Stock or Restricted Stock awards; the Restricted Period (as defined in paragraph 6(c) hereof) applicable to Deferred Stock or Restricted Stock awards; the performance objectives applicable to Deferred Stock or Restricted Stock awards; the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock awards shall lapse during such Restricted Period; and all other conditions of the Deferred Stock or Restricted Stock awards. The purchase price of any Deferred Stock or Restricted Stock award must be at least 85% of the Fair Market Value of the Stock at the time the Participant is granted the right to purchase shares under the Plan, or at the time the purchase is consummated. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of Stock of the Company, than the purchase price of the Deferred Stock or Restricted Stock award must be 100% of the Fair Market Value of the Stock either at the time the Participant is granted the right to purchase shares under the Plan, or at the time the purchase is consummated. The Administrator may also condition the grant of Deferred Stock or Restricted Stock awards upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Deferred Stock or Restricted Stock awards need not be the same with respect to each recipient.

     (b)  The prospective recipient of a Deferred Stock or Restricted Stock award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a “Deferred Stock Award Agreement” or “Restricted Stock Award Agreement” as appropriate) and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the Award date.

     Except as provided below in this paragraph (b) of Section 6, (i) each Participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the TMSF Holdings, Inc. 2003 Stock Option, Deferred Stock and Restricted Stock Plan and a Restricted Stock Award Agreement entered into between the registered owner and TMSF Holdings, Inc. Copies of such Plan and Agreement are on file in the offices of TMSF Holdings, Inc.”

     The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

     With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

     (c)  The Deferred Stock or Restricted Stock awards granted pursuant to this Section 6 shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of the Plan and the Deferred Stock or Restricted Stock Award Agreements, during such period as may be set by the Administrator commencing on the grant date (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Deferred Stock or Restricted Stock awarded under the Plan other than by will or the laws of descent and distribution. Within these limits, the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination, death or Disability or the occurrence of a “Change of Control” as defined in Section 9 below; provided, however, that the restriction on transferability referenced as above may not be waived.

          (ii) Except as provided in paragraph (c)(i) of this Section 6, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a stockholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Deferred Stock or Restricted Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

          (iii) Subject to the provisions of the Deferred Stock or Restricted Stock Award Agreement and this Section 6, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Deferred Stock or Restricted Stock, plus simple interest on such amount at the rate of 6% per year.

Section 7. Amendment and Termination.

     (a)  The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of the Participant under any Award theretofore granted without such Participant’s consent, or that without the approval of the stockholders (as described below) would:

          (i) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

          (ii) change the employees or class of employees eligible to participate in the Plan;

          (iii) extend the maximum option period under Section 5 of the Plan.

     (b)  Notwithstanding the foregoing, stockholder approval under this Section 7 shall only be required at such time and under such circumstances as stockholder approval would be required under applicable federal and state laws, regulations and exchange or listing requirements.

     (c)  The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

Section 8. Unfunded Status of Plan.

     The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

Section 9. Change of Control.

     The following acceleration and valuation provisions shall apply in the event of a “Change of Control”, as defined in paragraph (b) of this Section 9:

     (a)  In the event of a “Change of Control,” (but prior to such Change of Control, as applicable) the Board may, without limitation and in its sole and absolute discretion, do any, or any combination, of the following:

          (i) declare that the restrictions applicable to any Restricted Stock or Deferred Stock awards under the Plan shall lapse in full or in part, and that such shares and Awards shall be deemed fully or partially vested;

          (ii) declare that some or all indebtedness incurred pursuant to paragraph (e) of Section 5 above shall be forgiven and the collateral pledged in connection with any such loan shall be released in full or in part;

          (iii) declare that the value of all or some of the outstanding Awards shall, to the extent determined by the Administrator at or after grant, be cashed out by a payment of cash or other property, as the Administrator may determine, on the basis of the “Change of Control Price” (as defined in paragraph (c) of this Section 9) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control; or

          (iv) permit the successor corporation (in the event of a Change of Control pursuant to subparagraph (b)(ii) of this Section 9), pursuant to a written agreement signed by the parties, to substitute equivalent Awards or provide substantially similar consideration to Participants as was or will be provided to stockholders after making any appropriate adjustment as such parties deem necessary or appropriate for restrictions attaching to such Awards, including, but not limited to, vesting and exercise price.

     A Participant’s individual Award may, but is not required to, provide what occurs upon a Change of Control. To the extent a Participant’s individual Award determines what occurs upon a Change of Control, the terms of such Award shall be dispositive in the event of a Change of Control.

     (b)  For purposes of paragraph (a) of this Section 9, a “Change of Control” shall be deemed to have occurred if:

          (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Stock of the Company) is or becomes after the Effective Date the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person or any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

          (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

          (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

     (c)  For purposes of this Section 9, “Change of Control Price” means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty day period as determined by the Administrator, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

Section 10. General Provisions.

     (a)  The Administrator may require each person granted Awards to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange or national market system upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (b)  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c)  Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     (d)  No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     (e)  This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee or other person, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company, to interfere with the right of the Company to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Awards authorized hereunder prior to the grant of such Awards to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Certificate of Incorporation, as the same may be amended from time to time.

     (f)  The Company shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding Stock Option or Award under the Plan, unless such individual is a key employee whose duties with the Company (or any parent or subsidiary of the Company) assures such individual access to equivalent information.

Section 11. Specific Performance.

     The Stock Options granted under this Plan and the Shares issued pursuant to the exercise of such Stock Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its stockholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Stock Option, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

Section 12. Invalid Provision.

     In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

Section 13. Applicable Law.

     This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 14. Successors and Assigns.

     This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Award is granted hereunder, and such employees’ heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

Section 15. Effective Date of Plan.

     The Plan became effective (the “Effective Date”) on January 30, 2003.

Section 16. Term of Plan.

     No Stock Option, Deferred Stock or Restricted Stock award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

     IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board on the day and year first above written, the Company has caused this Plan to be duly executed by its duly authorized officer.

TMSF Holdings, Inc., a Delaware corporation

By:	/s/ Raymond Eshaghian

Name: Raymond Eshaghian Title: Chief Executive Officer

TMSF HOLDINGS, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of TMSF Holdings, Inc. a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 9, 2003, and hereby appoints Raymond Eshaghian and Masoud Najand and each of them, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of TMSF Holdings, Inc. to be held at its corporate headquarters located at 727 West Seventh Street, Los Angeles, California 90017, on Monday, June 2, 2003, at 10:00 a.m., Pacific Time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

The Board of Directors unanimously recommends that you vote FOR the nominees listed in Proposal 1 and FOR Proposal 2 and Proposal 3.

1.	Election of Nominees

☐	FOR all the nominees listed below (except as marked to the contrary below)

☐	WITHHOLD AUTHORITY to vote for the nominees

Nominees: Raymond Eshaghian, H. Wayne Snavely, M. Aaron Yashouafar

2.	Approve the 2003 Stock Option, Deferred Stock and Restricted Stock Plan, which provides for 2,000,000 shares of common stock to be authorized and reserved for issuance under the Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratify the appointment of Singer Lewak Greenbaum & Goldstein, LLP as independent accountants for the year ending December 31, 2003.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS HEREON, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING      ☐

MARK HERE FOR CHANGE OF ADDRESS AND NOTE AT LEFT      ☐

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR APPROVAL OF PROPOSAL 2 AND PROPOSAL 3 AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated: _______________________________________________________________________________, 2003
Signature:

Signature, if held jointly

NOTE: Please date this Proxy and sign it exactly as your name(s) appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.